	Class A	Class C	Class I
Henderson US Growth Opportunities Fund	HGRAX	HGRCX	HGRIX

a series of

Henderson Global Funds
737 North Michigan Avenue, Suite 1700
Chicago, Illinois 60611

STATEMENT OF ADDITIONAL INFORMATION

December 18, 2014

Henderson Global Funds (the “Trust”) was organized as a Delaware statutory trust on May 11, 2001 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust has an unlimited number of authorized shares of beneficial interest that are currently divided among thirteen series, one of which is described in this Statement of Additional Information (“SAI”), the Henderson US Growth Opportunities Fund (the “Fund” or the “US Growth Opportunities Fund”), a non-diversified fund.  This SAI relates to the Class A, Class C and Class I Shares of the US Growth Opportunities Fund.  The Fund is managed by Henderson Global Investors (North America) Inc. (“HGINA” or the “Adviser”) and is sub-advised by Geneva Capital Management (“Geneva” or the “Subadviser”).

This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated December 18, 2014 (the “Prospectus”).  The Prospectus and, when available, the annual and semi-annual reports of the Fund may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337).

TABLE OF CONTENTS

Page

FUND HISTORY AND GENERAL INFORMATION	1
INVESTMENT OBJECTIVE AND POLICIES	1
FUND INVESTMENTS, STRATEGIES AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	24
PORTFOLIO TURNOVER	25
DISCLOSURE OF PORTFOLIO HOLDINGS	25
MANAGEMENT OF THE FUND	27
CONTROL PERSONS AND PRINCIPAL HOLDERS	34
INVESTMENT ADVISORY AND OTHER SERVICES	35
PORTFOLIO MANAGERS	39
BROKERAGE ALLOCATION	43
CAPITALIZATION AND VOTING RIGHTS	45
PURCHASES, EXCHANGES AND REDEMPTION INFORMATION	46
NET ASSET VALUE	49
FEDERAL INCOME TAX MATTERS	50
REGISTRATION STATEMENT	57
FINANCIAL STATEMENTS	57
APPENDIX A	58
APPENDIX B	61

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”).  The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FUND HISTORY AND GENERAL INFORMATION

The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001, and consists of thirteen portfolios, one of which is described in this SAI, the US Growth Opportunities Fund.

HGINA is the investment adviser for the Fund.  Geneva is the subadviser for the Fund. Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments or techniques that the Adviser and/or Subadviser, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets.  For example, the Adviser and/or Subadviser may, in its discretion, at any time employ a given practice, technique or instrument for the Fund, but not for other funds which are series of the Trust, and managed by the Adviser and/or Subadviser (each a “Henderson Fund,” and collectively, the “Henderson Funds”).  It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them.  Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund’s overall investment strategy, from time to time have a material impact on the Fund’s performance.

INVESTMENT OBJECTIVE AND POLICIES

The Fund has its own investment objective and policies, which are described in the Fund’s Prospectus.

Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is executed.  Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund’s asset level or other circumstances beyond the Fund’s control, will not be considered a violation of such investment objective, policy or restriction.  The Adviser, subject to the oversight of the Board of Trustees of the Trust (the “Board”), will monitor the percentage of illiquid securities held by the Fund.

FUND INVESTMENTS, STRATEGIES AND RELATED RISKS

The following is a summary of certain investments and strategies and the risks most commonly associated with them and is intended to supplement the information contained in the Prospectus. Investors should refer to the Prospectus for a discussion of the Fund’s principal investment strategies and related risks.

A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and principal investment strategies which are described in the fund’s prospectus.  However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics.  Accordingly, unless indicated otherwise and subject to the Fund’s investment restrictions, one or more of the types of investments and/or strategies described below, and the risks related thereto, may be associated with the Fund at any time.

Banking Industry And Savings And Loan Obligations. Certificates of deposit are certificates issued against funds deposited in a commercial bank (including eligible foreign branches of US banks, described below) for a definite period of time and earning a specified return and are normally negotiable.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity).  In addition to investing in certificates of deposit and bankers’ acceptances, the Fund may invest in time deposits in banks or savings and loan associations.  Time deposits are generally similar to certificates of deposit, but are uncertificated.  The Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) US banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the “FDIC”), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the Adviser’s opinion, of an investment quality comparable to other debt securities which may be purchased by the Fund.  The Fund’s investments in certificates of deposit of savings associations are limited to obligations of federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC. Although one or more other risks described in this SAI may apply, the largest risk associated with the banking industry and savings and loan obligations include credit risk and inflation risk.

Credit risk is the risk that one or more fixed income securities in the Fund's portfolio will decline in price or fail to pay interest when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the Fund may invest. Changes by a nationally recognized statistical rating organization (“NRSRO”) in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund's investments.

Inflation risk is the risk that the present value of assets or income from the Fund's investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Borrowings.  The Fund may borrow money as permitted by the 1940 Act, including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests.  This borrowing may be unsecured.  The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  The Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

Borrowings by the Fund may result in leveraging of the Fund’s shares.  Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund’s shareholders (“leverage risks”) that do not exist for unleveraged funds having a similar investment objective.  These leverage risks include a higher volatility of the net asset value of the Fund’s shares, increased operating costs and the relatively greater effect of performance on the net asset value of the shares.  So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund’s shareholders to realize a higher current net investment income and/or higher net asset value than if the Fund were not leveraged.  On the other hand, if the interest expense on borrowings approaches the net return on the Fund’s investment portfolio, the benefit of leverage to the Fund’s shareholders will be reduced.  If the interest expense on borrowings were to exceed the net return to shareholders, the Fund’s use of leverage would result in a lower rate of return.  Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share.

Business Development Companies (“BDCs”). BDCs are a type of closed-end fund regulated under the 1940 Act. BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private US businesses and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). BDCs have expenses associated with their operations. Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value.

Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”), include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. (See also “Mortgage-Related and Other Asset-Backed Securities.”) A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and it is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-US senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuers. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a CDO investor against the risk of loss on default of the collateral. Certain CDO issuers may use derivative contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI and in the Prospectus. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from default of the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by one or more NRSRO; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months.  The Fund may invest in commercial paper that is rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Services (“S&P”) or, if not rated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody’s or AAA or AA by S&P.   Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include credit risk and liquidity risk.

Liquidity risk is the risk associated from a lack of marketability of securities which may make it difficult to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Judgment plays a larger role in valuing these investments as compared to valuing more liquid investments.

Common Stock. Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed and their shares traded, on domestic stock exchanges, such as the New York Stock Exchange (the “NYSE”) or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. Common stock may be privately placed or publicly offered. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and market conditions generally. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. Although one or more of the other risks described in this SAI may also apply, the risks typically associated with common stock include issuer risk and market risk.

Issuer risk is the risk that an issuer in which the Fund invests may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in US or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, common stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Convertible Securities.  A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security is called for redemption, the holder will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.  Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in US dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceed its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  The Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either cash-settled convertibles or manufactured convertibles. Cash-settled convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a cash-settled convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured convertibles are created by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index. A manufactured convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a manufactured convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a manufactured convertible is the sum of the values of its fixed income component and its convertibility component.

         The value of a manufactured convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Fund employed a manufactured convertible which combined a short-term US Treasury instrument and a call option on a stock, the manufactured convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Debt Securities.  Investment in debt securities involves both interest rate and credit risk, among other things.  Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates.  As interest rates decline, the value of debt securities generally increases.  Conversely, rising interest rates tend to cause the value of debt securities to decrease.  Bonds with longer maturities generally are more volatile than bonds with shorter maturities.  The market value of debt securities also varies according to the relative financial condition of the issuer.  In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.  The yields on certain obligations in which the Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  A rating issued by a rating agency (including Moody’s and S&P) is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance of, the rated security.  Consequently, obligations with the same rating, maturity and interest rate may have different market prices.  In addition, the manner in which the rating agency obtains and processes information about a particular security may affect the rating agency’s ability to timely react to changes in an issuer’s circumstances that could influence a particular rating.  Ratings do not eliminate or mitigate the risks of investing in securities. See Appendix A for a description of the ratings provided by certain recognized rating organizations.

Investment-Grade Debt Securities.  Bonds rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong).  Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree).  Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  Bonds rated Baa/BBB (considered by Moody’s to be “medium grade” obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics).

High Yield Debt Securities.  Securities rated Ba or lower by Moody’s or BB or lower by S&P, and comparable unrated securities (commonly referred to as “high yield” or “junk” bonds), including many emerging markets bonds, which are considered to be predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  The lower the ratings of corporate debt securities, the more their risks render them like equity securities.  Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories.  (See Appendix A for a more complete description of the ratings assigned by Moody’s and S&P and their respective characteristics.)

Lower-rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers.  Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest.  Also, an increase in interest rates would likely have an adverse impact on the value of such obligations.  During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund’s net asset value.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities.  However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, US economic growth and, at times, stock market activity.  High yield bonds may contain redemption or call provisions that allow an issuer to redeem the securities from their holders. Although these securities are typically not callable for a period of time, usually three to five years from the date of issue, if an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security.

The trading market for high yield securities may be thin to the extent that there is no established secondary market or because of a decline in the value of such securities.  A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund’s portfolio, adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund’s shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market.  When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.  For these reasons, it is the policy of the Adviser and Subadviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality, and thus, successful investment in such securities may be more dependent on the Adviser’s or Subadviser’s credit analysis than is the case for higher quality bonds.  The Fund relies on the portfolio managers’ judgment, analysis and experience in evaluating the creditworthiness of an issuer of lower-rated securities. In such evaluations, the managers take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. High yield debt securities acquired during an initial underwriting involve special credit risks because they are new issues. There can be no assurance the managers will be successful in evaluating the creditworthiness of an issuer or the value of high yield debt securities generally.

Should the rating of a portfolio security be downgraded, the Adviser or Subadviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

Prices for high yield securities may be further affected by legislative and regulatory developments.  For example, federal rules may require savings and loan institutions to gradually reduce their holdings of this type of security.  Also, Congress has from time to time considered legislation that would further restrict or eliminate the federal income tax deduction for interest payments on these securities and regulate corporate restructurings.  Such proposed legislation, if enacted, may significantly depress the prices of outstanding securities of this type.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with debt securities include credit risk, highly leveraged transactions risk, impairment of collateral risk, interest rate risk, issuer risk, liquidity risk, prepayment and extension risk and reinvestment risk.  (See “Banking Industry And Savings And Loan Obligations” for a discussion of credit risk, “Common Stock” for a discussion of issuer risk and “Commercial Paper” for a discussion of liquidity risk.)

Highly leveraged transactions risk refers to the fact that the loans or other securities in which the Fund may invest may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the US Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Adviser and/or the Subadviser to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Impairment of collateral risk is the risk that the value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Securities with floating interest rates are typically less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s net asset value.

Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Adviser and/or the Subadviser may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Adviser and/or the Subadviser may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.

Dollar Rolls.  Dollar rolls involve selling securities (e.g., mortgage-backed securities or US Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage dollar rolls and US Treasury rolls are types of dollar rolls. The investor foregoes principal and interest paid on the securities during the “roll” period. The investor is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities, as well as the interest earned on the cash proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage dollar rolls include counterparty risk, credit risk and interest rate risk. (See “Debt Securities” for a discussion of interest rate risk.)

Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit risk is the risk that the borrower of a loan or the issuer of another debt security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund. Rating agencies assign credit ratings to certain loans and other fixed-income securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the credit rating of the borrower or the issuer or other news affects the market’s perception of the credit risk of the borrower or the issuer. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. If the Fund purchases unrated loans or other debt securities, the Fund will depend on analysis of credit risk more heavily than usual. Non-investment grade loans or securities (commonly called “high-yield” or “junk” bonds) have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value. (See also “Debt Securities – High Yield Debt Securities.”) Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower.

Equity-Linked Notes. An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “underlying equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter (“OTC”) markets, including Rule 144A transactions. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.

Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped US Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the US Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Eurodollar and Yankee Dollar and Related Derivative Instruments. Eurodollar instruments are bonds that pay interest and principal in US dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are US dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by US issuers. Eurodollar futures contracts enable purchases to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund may use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with Eurodollar and Yankee Dollar instruments include credit risk, foreign securities risk, interest rate risk and issuer risk. For a discussion of credit risk and interest rate risk, see “Debt Securities.” For a discussion of foreign securities risk, see “Foreign Securities” below. Issuer risk is addressed under “Common Stock.”

Firm Commitment Agreements, Delayed Delivery and “When-Issued” Securities.  New issues of certain debt securities are often offered on a “when-issued” or delayed delivery basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase.  Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date.  The Fund may use such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund’s assets.  Although the Fund will generally buy securities on a when-issued or delayed delivery basis with the intention of holding the securities, the Fund may sell the securities before the settlement date if the manager believes it is advisable to do so.  When the Fund enters into these types of transactions, the Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

When-issued, delayed delivery and firm commitment transactions are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund.

The Fund also relies on the seller to complete the transaction.  The seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Although their price typically reflects accrued interest, securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Purchases of debt securities on a when-issued, delayed delivery or firm commitment basis are also subject to the risk that the market value or yield at delivery may be more or less than the market price or yield available when the transaction was entered into.

Floating and Variable Rate Securities.  Floating and variable rate securities, including floating-rate notes (FRNs), provide for periodic adjustments to the interest rate. The adjustments are generally based on an index-linked formula, or determined through a remarketing process. Floating and variable rate securities are issued by a wide variety of issuers and may be issued for a only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, reasonably can be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, reasonably can be expected to have a market value that approximates its par value. Such notes frequently are not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will only be those that are considered by the Adviser or the Subadviser, as applicable, to be of comparable quality to rated instruments eligible for purchase under the Fund’s investment policies.  There may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund.  The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate note in the event that the issuer of the note defaulted on its payment obligations and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Floating or variable rate notes may be secured by bank letters of credit or other assets.

Illiquid Securities and Restricted Securities.  The Fund may purchase securities other than in the open market, including securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  For example, restricted securities in the US may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”).

Restricted securities are often illiquid, but they may also be liquid.  For example, restricted securities in the US that are eligible for resale under Rule 144A under the 1933 Act are often deemed to be liquid.  Since it is not possible to predict with assurance that the market for restricted securities will be liquid or continue to be liquid, the Adviser and/or the Subadviser will monitor such restricted securities subject to the oversight of the Board.  Among the factors the Adviser and/or the Subadviser may consider in reaching liquidity decisions related to restricted securities are (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, the average trading volume and the mechanics of the transfer); and (5) the likelihood that the security’s marketability will be maintained throughout the anticipated holding period.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.  Where a registration statement  is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses.  Also, the Fund may be deemed to be an “underwriter” for the purposes of the 1933 Act when selling US restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid.  Such securities may be illiquid, for example, because there is a limited trading market for them.  An asset generally would be considered liquid if it could be sold or disposed of in the ordinary course of business within seven (7) days at approximately the value at which the asset is valued by the Fund.  This determination is made with respect to the Fund’s ability to sell individual securities, not the Fund’s entire portfolio position, i.e., the fact that the Fund may not be able to sell all of its holdings in a particular security within seven days does not necessarily mean the security must be treated as illiquid.

It is the Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets.  The Board has approved guidelines for the use by the Adviser and the Subadviser in determining whether a security is illiquid.

This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.  The Fund may be unable to sell a restricted or illiquid security.  In addition, it may be more difficult to determine a market value for restricted or illiquid securities.  Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Mortgage-Related and Other Asset-Backed Securities.  The Fund may invest in mortgage-related and other asset-backed securities.  Mortgage-backed and other asset-backed securities carry prepayment risks.  Prices and yields of mortgage-backed and other asset-backed securities assume that the underlying mortgages or assets will be paid off according to a preset schedule.  Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans and other assets while rising interest rates generally decrease the rate of prepayments.  Acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security.  If the underlying mortgages or assets are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities.  This may reduce the Fund’s total return.  The average life of mortgage-backed and asset-backed securities varies with the maturities of the underlying instruments.  A mortgage-backed or asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.  The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities.

The price of a mortgage- or asset backed security also depends on the credit quality and adequacy of the underlying assets or collateral.  Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.  Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans.  Therefore, mortgage backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults.  Some mortgage-backed securities are backed by the full faith and credit of the US government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them.  In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the US government or any agency or instrumentality of the US government.

The value of the securities also may change because of changes in interest rates or changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.  Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk.  Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the Fund generally has no recourse against the entity that originated the loans.  Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities.

Other Investment Companies. The Fund may invest in the shares of other investment companies, as permitted by the 1940 Act, the rules and regulations thereunder and in certain circumstances, SEC exemptive orders. As a shareholder of an investment company, the Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

The Fund currently intends to limit its investments in securities issued by other investment companies, except investment companies that invest primarily in money market instruments, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Consistent with Rule 12d1-1 of the 1940 Act, the Fund may enter into “cash sweep” arrangements and invest in shares of registered unaffiliated money market funds in excess of the above limits.  This Rule prohibits the Fund from paying any sales charge or service fee in connection with the purchase, sale or redemption of the money market fund's shares.

The Trust has obtained an exemptive order that allows the Fund to invest in affiliated and unaffiliated investment companies in excess of the limits under the 1940 Act, subject to the conditions of the order.  The Fund may invest without limitation in any affiliated Henderson Global Funds (“Underlying Henderson Funds”).  In addition to investing in the Underlying Henderson Funds, at the discretion of Henderson and without shareholder approval, the Fund may invest in additional Henderson Global Funds created in the future.

The Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index.  These index-based investments hold substantially all of their assets in securities representing their specific index or portion of such index.  Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index.  The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values).  Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs® : SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index (“S&P 500”).  They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs® : MidCap SPDRs are based on the S&P MidCap 400 Index.  They are issued by the MidCap SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs® :  Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index.  They are issued by the Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

Nasdaq-100 Shares:  Nasdaq-100 Shares are based on the Nasdaq 100 Index.  They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBssm:  WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes.  They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities. Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. The level of auction rate dividends are reset periodically through an auction process. If interest rates rises, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate Investment Trusts.  The Fund’s investments in real estate investment trusts ("REITs") presents certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects and the possibility of failing to qualify for REIT status under the Internal Revenue Code of 1986, as amended (the “Code”), which may result in federal income tax on the income and gains of the REIT. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Repurchase Agreements.  Repurchase agreements are contracts under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield.  Under guidelines approved by the Adviser and the Subadviser, the Fund is permitted to enter into repurchase agreements only if the repurchase agreements are fully collateralized with US Government securities or other securities that the Adviser and the Subadviser have approved for use as collateral for repurchase agreements.  The Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser and the Subadviser under the above-referenced guidelines.  In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

Although one or more of the other risks described in this SAI may also apply, the risks typically associated with repurchase agreements include counterparty risk, credit risk, issuer risk and market risk. (See “Banking Industry And Savings And Loan Obligations” for a discussion of credit risk, and “Common Stock” for a discussion of issuer risk and market risk.)

Securities Index Futures Contracts.  The Fund may enter into securities index futures contracts as an efficient means of regulating the Fund’s exposure to the equity markets.  The Fund may engage in transactions in futures contracts for speculation, or as a hedge against changes resulting from market conditions in the values of securities held in the Fund’s portfolio or which it intends to purchase as a temporary substitute for stock purchases.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index.  Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  The value of a unit is the current value of the stock index.  For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the NYSE.  The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks.

In the case of the S&P 500 Index, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150).  The index futures contract specifies that no delivery of the actual securities making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4).  If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

Risks of Securities Index Futures.  The Fund’s success in using the above techniques depends, among other things, on the Adviser’s ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of positions.  The skills necessary for successful use of index futures are different from those used in the selection of individual stocks.

The Fund’s ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund’s securities.  Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect.  Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount or direction as the hedging instrument.  This risk will increase as the composition of the Fund’s portfolio diverges from the composition of the hedging instrument.

Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position.  Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers.  In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange.  In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss.  The transaction costs must also be included in these calculations.

The Fund will only enter into index futures contracts or futures options that are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.  The Fund will use futures contracts and related options primarily for “bona fide hedging” purposes, as such term is defined in applicable regulations of the CFTC.  See “CFTC Regulation.”

When purchasing an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit.  Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund’s custodian).

Securities Lending.  The Fund may lend their investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations.  By lending their investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund.  The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s board of directors/trustees.  In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

Short-Term Securities. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for the Fund’s portfolio, or, in some cases, for temporary defensive purposes, the Fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When the Fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective(s). Examples of short-term securities include: (i) securities issued or guaranteed by the US Government and its agencies and instrumentalities; (ii) commercial paper; (iii) certificates of deposit and Eurodollar certificates of deposit; (iv)

bankers’ acceptances; (v) short-term notes, bonds, debentures or other debt instruments; and (vi) repurchase agreements.

Swap Agreements. Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of instruments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may enter into a variety of swap agreements, including interest rate, index, commodity, commodity futures, equity, equity index, credit default, bond futures, total return, portfolio and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors.  The Fund also may enter into swaptions, which are options to enter into a swap agreement.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time, resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one party or the other. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amounts as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of a buying a cap and selling a floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Another example is if the Fund agreed to exchange payments in dollars for payments in foreign currency. In that case, the swap agreement would tend to decrease the Fund’s exposure to US interest rates and increase its exposure to foreign currency and interest rates.

Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund therefore is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations of its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Credit Default Swap Agreements.  The Fund may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer “par value” (full notional value) of the reference obligation in exchange for the reference obligation.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing.  However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value.  As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.  In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.  The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser or Subadviser to be equivalent to such rating.  A buyer also will lose its investment and recover nothing should no event of default occur.  If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.  When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described above since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Equity Swaps. An equity swap is a private agreement between two parties to settle at the close of the contract the difference between the opening price and closing price of a security identified in the contract, multiplied by the number of shares specified in the contract.  When entering into an equity swap, the Fund attempts to predict either that the price of the security will fall (taking a short position) or that the price of the security will rise (taking a long position).  An equity swap can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. An equity swap is usually terminated at the buyer’s initiative. The seller of the equity swap will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying an equity swap. For example, if the Fund buys a long equity swap and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of an equity swap is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. Equity swaps also carry counterparty risk, i.e., the risk that the counterparty to the equity swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced. Equity swaps are not registered with the Securities and Exchange Commission (the “SEC”) or any US regulator, and are not subject to US regulation.

Unseasoned Companies. The Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

US Government Securities.  US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.  Securities guaranteed by the US Government include:  (1) direct obligations of the US Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the US Treasury (such as Ginnie Mae certificates, which are mortgage-backed securities).  When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the US Government.  US Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans.  For example, Ginnie Mae certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the US Government.  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security.  Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security’s price volatility).  Accordingly, it is not possible to predict accurately the average life of a particular pool.  Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates.  Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities.  Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

Securities issued by US Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the US Treasury; however, they involve federal sponsorship in one way or another.  Some are backed by specific types of collateral, some are supported by the issuer’s right to borrow from the US Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal  Intermediate Credit Banks, Federal Home Loan Banks, Fannie Mae, Freddie Mac, and Student Loan Marketing Association (“Sallie Mae”).

Warrants.  The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments.  Warrants pay no dividends and confer no rights other than a purchase option.  Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities.  The Fund may invest in “zero coupon” securities.  Zero coupon US Treasury, foreign government and US and foreign corporate convertible and nonconvertible debt securities are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value.  The discount approximates the total amount of interest the securities would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance.  If the Fund holds zero coupon securities in its portfolio, it would recognize income currently for federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though such income would not have been received by the Fund.  See “Federal Income Tax Matters.”  Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds.  The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon securities may result in the Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a gain or loss on such sales.  Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund.  The Fund is classified as a non-diversified series of an open-end investment company.  Under these restrictions, the Fund may not:

(i)
issue senior securities, except as permitted under or consistent with the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff, as modified from time to time;

(ii)	borrow money, except as permitted under the 1940 Act;

(iii)
engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities;

(iv)	invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to this limitation;

(v)
purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund’s ownership of securities;

(vi)
purchase or sell commodities, unless acquired as a result of owning securities or other instruments, although the Fund may purchase, sell or enter into futures contracts and options, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments to the extent permitted by the Prospectus and this SAI; and

(vii)
make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objectives and policies may be deemed to be loans.

It is a non-fundamental policy of the Fund that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund’s net assets.  The Board has approved guidelines for the use by the Adviser and Subadviser in determining whether a security is illiquid.

PORTFOLIO TURNOVER

The Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held.  A change in securities held by the Fund is known as “portfolio  turnover” and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year.  For purposes of determining the Fund’s portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded.  High rates of portfolio turnover will result in the realization of capital gains and losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies regarding disclosure of the Fund’s portfolio holdings information.  These policies generally prohibit the Adviser, the Subadviser and the Fund from disclosing any information concerning the Fund’s portfolio holdings to any third party unless the information has been publicly disclosed.  The Fund will publicly disclose its portfolio holdings monthly on its website at www.henderson.com.

Prior to the time that the Fund’s portfolio holdings information is publicly disclosed, the Adviser, the Subadviser and/or the Fund may disclose (as authorized by the Adviser’s Legal Department) any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

Service providers.  In order to carry out various functions on behalf of the Fund or the Adviser, it is necessary for certain third parties to receive non-public portfolio holdings information.  Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) the Fund has a legitimate business purpose to provide the information, (b) the disclosure is in the Fund’s best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received.  As of December 18, 2014, the Fund’s primary service providers were the Adviser, the Subadviser, State Street Bank and Trust Company, BNP Paribas Securities Services, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, KPMG, Vedder Price P.C. and K&L Gates LLP.

Other.  There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc.  These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.  In order to facilitate the review of the Fund by these services and departments, the Fund may distribute month-end portfolio holdings to such services and departments, provided that (i) the recipient does not distribute the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund, (ii) the recipient agrees not to use the information for investment or trading purposes and (iii) the recipient signs a written confidentiality agreement.  Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.  As of December 18, 2014, the following entities may be provided portfolio holdings information in connection with the above procedures: Lipper, Inc., Morningstar, Inc., and FactSet Research Systems, Inc.

The terms of the confidentiality agreement generally provide for, among other things, that:

(i)	the portfolio information is the confidential property of the Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

(ii)
the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

(iii)	the recipient agrees not to use the information for investment or trading purposes;

(iv)	the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

(v)	upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Portfolio managers, analysts and other senior officers of the Adviser, the Subadviser or the Fund are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.

The Board or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Fund’s policies.  All waivers and exceptions will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  All material amendments to the policies will be submitted to the Board for approval or ratification.

MANAGEMENT OF THE FUND

Trustees and Officers.  The Board is responsible for the overall management of the Trust, including general oversight and review of the Fund’s investment activities.  The Board, in turn, elects the officers who are responsible for administering the Fund’s day-to-day operations.

A listing of the Trustees and Officers of the Trust and their business experience during the past five years follows.

Name, address and month/year of birth1	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations During Past Five Years	Other Directorships Held
Independent Trustees:
C. Gary Gerst February 1939	Chairman and Trustee	Since 2001	General Partner, Cornelius & Lothian LP (private partnership investing in non-public investments) from 1993 to present.	Formerly, Trustee, Harris Insight Funds Trust; formerly, Member of the Governing Council of the Independent Directors Council (IDC); formerly, Board Member of the Investment Company Institute.
James W. Atkinson August 1950	Trustee	Since 2011	Commercial Pilot, Atkinson Aviation LLC, since 2009.	Formerly, Trustee, LaRabida Children’s Hospital; formerly, Trustee, Surgeons Diversified Investment Fund.
Roland C. Baker4 August 1938	Trustee	Since 2001	Consultant to financial services industry.
Director, Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American Company for Life and Health Insurance (a provider of life insurance, health insurance and annuities), and Midland National Life Insurance Company (an affiliate of North American Company for Life and Health Insurance).

Name, address and month/year of birth1	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations During Past Five Years	Other Directorships Held
Faris F. Chesley4 August 1938	Trustee	Since 2002	Chairman, Chesley, Taft & Associates, LLC, since 2001; Vice Chairman, ABN-AMRO, Inc. (a financial services company), 1998-2001.	Chairman of the Investment Committee of the Presbyterian Homes; Director, Rasmussen Inc. Formerly, Trustee, Harris Insight Funds Trust; formerly, Trustee, Selected Funds.
Richard W. Durkes February 1950	Trustee	Since 2011	Managing Director, Sandler O’Neil & Partners, L.P. (a financial services company), since 2002.	Trustee, Sankaty Head Foundation; Partner, Serve Up LLC (private company that holds the rights to certain intellectual property).
Barbara L. Lamb September 1954	Trustee	Since 2014	Managing Director, Cheiron Trading LLC (proprietary trading company).	None.
J. Marshall Peck April 1952	Trustee	Since 2014	President, Interpark Holdings, LLC (parking garage owner, developer and operator), since 2011; formerly, Chief Executive Officer, Interpark Holdings, LLC.	Board Member and Finance Committee Chairman, Presbyterian Homes.
Interested Trustees and Officers of the Trust:
James G. O’Brien5 May 1960	Trustee and President	Since 2011 Since 2010	Managing Director, HGINA, since 2008 and Director, Corporate Services, HGINA, 2005-2008.	Director, The Olson Company.
Charles Thompson II5 April 1970	Trustee and Vice President	Since 2011 Since 2010	Director of US Retail, since 2010, Director of National Sales, 2007-2010.	None.
Kenneth A. Kalina August 1959	Chief Compliance Officer	Since 2005	Chief Compliance Officer, HGINA.	N/A
Alanna P. Nensel July 1975	Vice President	Since 2002	Director, Retail Marketing and Product Management, HGINA.	N/A
Scott E. Volk May 1971	Vice President	Since 2001	Director, Retail Finance and Operations, HGINA.	N/A
David Latin September 1981	Vice President	Since 2012	Director, Product Development and Analyst Relations, HGINA.	N/A
Christopher K. Yarbrough October 1974	Secretary	Since 2004	Legal Counsel, HGINA.	N/A
Troy Statczar August 1971	Treasurer	Since 2008	Head of US Fund Administration and Accounting, HGINA, since July 2008; Senior Vice President, Citigroup 2005-2008.	N/A
Adam T. Reich August 1983	Assistant Treasurer	Since 2012	Manager of US Fund Administration and Accounting, HGINA, since August 2012; Manager, PricewaterhouseCoopers LLP 2006-2012.	N/A
___________
1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all thirteen series of the Trust.

3.
A Trustee may serve until his/her death, resignation or removal or until the end of the calendar year in which the Trustee reached 75 years of age, subject to change by the Board.  The Trustees have determined to extend the retirement age of Mr. Gerst, to the end of the calendar year in which he reaches 76 years of age. The officers of the Trust are elected annually by the Board.

4.	Messrs. Baker and Chesley will retire effective 12/31/2014.
5.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.

Leadership Structure and the Board of Trustees.  The Board has general oversight responsibility with respect to the business and affairs of the Fund.  The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and the other service providers to the Fund.  The Board currently is composed of seven Trustees, five of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act.  In addition to five regularly scheduled in-person meetings per year, the Board may hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting.  As discussed below, the Board has established three committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Trustees and between the Board and the officers and service providers of the Trust and presides at meetings of the Board.  In conjunction with the officers and legal counsel, the Independent Chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns.  The Board has determined that this leadership structure is appropriate given the size and nature of the Henderson Funds and the size of the Board.  The composition of the Board is reviewed annually by the Governance Committee to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.  Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.  The Board and its committees are reviewed annually to consider, among other things, structure, functions, performance and effectiveness, and to recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance.  The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.  As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Trustees select and nominate all candidates for Independent Trustee positions.

The trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, a commitment to the interests of the Henderson Funds and, for each Independent Trustee, a willingness to take an independent and questioning view of management.  Each Trustee also has considerable familiarity with the Trust, its adviser and distributor, and their operations, as well as the special responsibilities of investment company directors as a result of his or her service as a trustee of the Trust.  The following is a brief discussion of the specific education, experience, qualifications or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a trustee for the Trust.  References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Trustees

C. Gary Gerst.  Mr. Gerst has served as a trustee of the Trust since 2001 and as Chairman of the Board since 2005.  Mr. Gerst currently is a General Partner of Cornelius &  Lothian LP, a private investment partnership, and formerly was a Member of the Governing Council of the Independent Directors Council (IDC), and a Board Member of the Investment Company Institute (ICI).  Mr. Gerst has served as Co-Chairman and Chief Executive Officer of LaSalle Partners, predecessor of Jones Lang LaSalle.  Mr. Gerst has an MBA in finance and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

James W. Atkinson.  Mr. Atkinson has served as a trustee of the Trust since 2011.  Mr. Atkinson currently is a commercial pilot at Atkinson Aviation LLC.  Mr. Atkinson has held numerous senior management positions in the financial services industry, including serving as Executive Vice President of Ariel Capital Management, a registered investment adviser, during which tenure he was the Chief Financial and Accounting Officer for Ariel Capital Management, the Ariel mutual funds and Ariel Distributors and the Chief Compliance Officer for Ariel Capital Management and Ariel Distributors.  He also served as Senior Vice President, Finance & Administration of Stein Roe & Farnham, a registered investment adviser, during which tenure he was the Chief Financial and Accounting Officer.  Mr. Atkinson was also a Senior Manager at Arthur Andersen & Co., an independent public accounting firm, where he specialized in auditing and consulting for financial services organizations.  Mr. Atkinson has served as an independent trustee for the Surgeons Diversified Investment Fund and as a trustee for the LaRabida Children’s Hospital.  Mr. Atkinson has a BA in accounting. Mr. Atkinson has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Roland C. Baker.  Mr. Baker has served as a trustee of the Trust since 2001.  Mr. Baker currently serves as a consultant to the financial services industry and serves as a Director of Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American Company for Life and Health Insurance and Midland National Insurance Company.  Mr. Baker has held numerous senior management positions in the financial services industry, serving as President of First Penn-Pacific Life Insurance Company, a member of the Lincoln Financial Group, Founder, Chairman and Chief Executive Officer of Baker, Rakich, Shipley &  Politzer, Inc, consultants to the financial services industry, Chief Executive Officer of the Signature Group, a company specializing in direct response marketing of personal insurance, Chairman and Chief Executive Officer of Old American Insurance Company, a life and health insurer, Senior Vice President of Colonial Penn Group, during which time he was responsible for the financial, actuarial and strategic planning divisions, and Senior Vice President of Beneficial Standard Life Insurance Company.  Mr. Baker has held leadership positions in various not-for-profit organizations including the American Institute of Certified Public Accountants, the Society of Financial Service Professionals, the National Association of Independent Insurers, the American Institute for Property and Liability Underwriters, and the American Council of Life Insurance.  Mr. Baker has previously served on various for profit and not-for-profit boards, including serving as a member of the California State Teacher’s Retirement Board.  Mr. Baker has an MBA, is a Certified Public Accountant (inactive), a Chartered Life Underwriter and a Fellow of the Life Insurance Management Institute and has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Faris F. Chesley.  Mr. Chesley has served as a trustee of the Trust since 2002.  Mr. Chesley is Founder and Chairman of Chesley, Taft & Associates, LLC, a registered investment adviser.  Mr. Chesley has held numerous senior management positions in the financial services industry, serving as Vice Chairman of ABN AMRO Incorporated, during which tenure he was Chairman of the firm’s Investment Policy Committee and a member of its Risk Committee, Management Committee and Investment Advisory Committee. Mr. Chesley also served as Executive Vice President and Director of Prescott, Ball & Turben, Inc, a brokerage firm.  Mr. Chesley has served on the Midwest Stock Exchange’s Specialist Evaluation Committee and as Chairman of the Securities Industry Association’s Central States District.  He currently serves as Chairman of the Investment Committee of the Presbyterian Homes and as a director of Rasmussen Inc.  Mr. Chesley has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Richard W. Durkes.  Mr. Durkes has served as a trustee of the Trust since 2011.  Mr. Durkes has held numerous senior management positions in the financial services industry.  He currently serves as Managing Partner of BayBoston, a private equity fund. Previously, he was a Managing Director of Sandler O’Neill & Partners, L.P., a full service investment banking firm focused on the financial services sector.  He has served as Advisory Director for Berkshire Capital Corporation, an advisory firm specializing in asset management companies; Global Managing Director, member of the Global Equity Directorate (London) and Head of Equities and the Investment Banking Group at ABN AMRO Inc., a global commercial and investment bank; Executive Vice President and Director of the Chicago Corporation, a corporate finance services firm that was acquired by ABN AMRO Inc.; President and Chief Executive Officer, First City Bancshares, Inc., a community bank holding company; and Trust Officer of The Northern Trust Company, a global financial services firm.  Mr. Durkes holds the Series 7, 24 and 63 securities licenses and currently serves as trustee and Treasurer for the Sankaty Head Foundation and on the Jefferson Scholar selection committee for Graduate Fellowships at the University of Virginia.  He is also a Trustee for the NT Alpha Strategies Fund and NT Long/Short Equity Fund. Mr. Durkes has been designated as an audit committee financial expert of the Trust’s Audit Committee.

Barbara L. Lamb.  Ms. Lamb has served as a trustee of the Trust since 2014.  Ms. Lamb currently is a Managing Director of Cheiron Trading LLC, a global proprietary derivatives trading company. Formerly, she was a Senior Vice President and Chief Credit Officer at ABN AMRO Inc., a global commercial and investment bank; a Corporate Board Member, Risk Committee Chair and Loan Committee Member at First Chicago Bancorp; and a Corporate Board Member and Audit Committee Chair at MAF Bancorp, Inc.  Ms. Lamb is a Chartered Financial Analyst and has an MBA in finance and accounting.

J. Marshall Peck.  Mr. Peck has served as a trustee of the Trust since 2014.  Mr. Peck currently is the President of InterPark Holdings, LLC, an owner, developer and operator of parking garages, and formerly was the Managing Director of Security Capital Investment Group; and a Partner and Member of the Management Committee of La Salle Partners Limited, predecessor of Jones Lang LaSalle.  Mr. Peck currently serves a Board Member and Finance Committee Chairman of Presbyterian Homes and formerly was a Trustee of Fourth Presbyterian Church.

Interested Trustees

James G. O’Brien.  Mr. O’Brien has served as a trustee of the Trust since 2011 and President of the Trust since 2010.  Mr. O’Brien has served as the Managing Director North America for Henderson Global Investors since 2008.  Prior to this he was the Director of Corporate Services for Henderson for over seven years.  He has served as the Co-Founder and Chief Operating Officer for aKosys, a technology and advisory company; a Senior Managing Director of Finance and Administration at Kennedy Wilson, an international real estate investment and services firm; Executive Vice President and Senior Vice President for Heitman Properties, a real estate investment management firm; and Senior Vice President, Vice President and Commercial Lease Administrator for JMB Properties Company, a real estate property management company.  Mr. O’Brien has his J.D. from Chicago-Kent College of Law and currently serves on the Board of Directors for The Olson Company.

Charles Thompson II.  Mr. Thompson has served as trustee of the Trust since 2011 and Vice President of the Trust since 2010.  Mr. Thompson is the Director of Distribution (North America) for Henderson Global Investors.  Prior to this he was the Director of Retail Sales, Director of National Sales and Central Division Director, all for Henderson.  He held several positions with Van Kampen Investments, predecessor of global investment firm Invesco, starting with Internal Wholesaler and ending as the Regional Vice President during his eight years with the company.  Mr. Thompson holds his Series 6, 7, 63, 65/66 and 24 securities licenses.

Risk Oversight.  Through its direct oversight role, and indirectly through its committees and the officers and service providers, the Board performs a risk oversight function for the Fund consisting, among other things, of the following activities: (1) at regular Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Fund, including but not limited to investment, compliance and valuation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Fund; (3) meeting with portfolio management teams to review investment strategies, techniques and processes; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Fund and any measures taken to mitigate those risks; and (5) engaging the services of the Fund’s CCO to report regularly and test the compliance procedures of the Fund and the service providers.

Standing Committees of the Board.  The Board may oversee other funds that are not part of this SAI.  Information below represents meetings held on behalf of all the Henderson Funds.  The Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below.  The Audit Committee, Governance Committee and Valuation Committee are comprised solely of Independent Trustees.

The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust’s financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate.  The Audit Committee receives annual representations from the Trust’s independent registered public accounting firm as to its independence, and has a written charter that delineates the Committee’s duties and powers.  Currently, the members of the Audit Committee are Ms. Lamb and Messrs. Baker, Chesley, Gerst, Atkinson (Chair), Durkes and Peck.  The Audit Committee held two meetings during the fiscal year ended July 31, 2014.

The Governance Committee oversees the effective functioning of the Board and its committees.  It also seeks and reviews candidates for consideration as nominees for membership on the Board.  Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust.  Currently, the members of the Governance Committee are Ms. Lamb and Messrs. Baker, Chesley, Gerst (Chair), Atkinson, Durkes and Peck.  The Governance Committee held one meeting during the fiscal year ended July 31, 2014.

During the fiscal year ended July 31, 2014, the Valuation Committee determined a fair value of securities for which market quotations were not readily available.  Currently, the members of the Valuation Committee are Ms. Lamb and Messrs. Baker, Chesley, Durkes (Chair) and Peck.  The Valuation Committee held nine meetings during the fiscal year ended July 31, 2014.

Management Ownership of the Fund.  The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned of the Fund and of all Henderson Funds overseen by each Trustee in the Trust as of December 31, 2013.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Roland C. Baker	None	Over $100,000
C. Gary Gerst	None	Over $100,000
Faris F. Chesley	None	Over $100,000
James W. Atkinson	None	$50,001 - $100,000
Richard W. Durkes	None	$50,001 - $100,000
Barbara L. Lamb1	None	None
J. Marshall Peck1	None	None
Interested Trustees
James G. O’Brien	None	Over $100,000
Charles Thompson II	None	$50,001 - $100,000
___________
1.	Ms. Lamb and Mr. Peck were each elected as a Trustee of the Trust effective June 20, 2014.

No trustee who is an Independent Trustee owns beneficially or of record any security of the Adviser, Geneva or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Geneva.  As of
December 18, 2014, the Trustees and officers of the Trust, as a group, owned less than 1% of each class of outstanding shares of the Fund.

The Chief Compliance Officer and a member of his staff currently receive a portion of their compensation from the Trust.  This includes salary, as well as both short and long-term incentive compensation.  No other officer, director or employee of the Adviser, Geneva, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

Compensation of Trustees.  The Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $50,000 for service on the Board and a $1,500 annual retainer for services on the Valuation Committee.  Each Independent Trustee also receives a fee of $5,000 for attendance in person or by telephone at any in person meeting of the Board and $750 for attendance in person or by telephone at any committee meeting (other than the Valuation Committee meetings).  Each Independent Trustee also receives a fee of $1,000 for attendance at any telephone meeting of the Board.  Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings.  The Chairperson receives a supplemental annual retainer of $10,000, in addition to any other fees received and the Audit Committee Chairperson receives a supplemental annual retainer of $1,500 in addition to any other fees received.

The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2014.

Trustee Name	Aggregate Compensation from Trust
Independent Trustees
James W. Atkinson	$68,250
Roland C. Baker	$71,250
Faris F. Chesley	$69,750
Richard W. Durkes	$69,750
C. Gary Gerst	$78,250
Barbara L. Lamb1	$0
J. Marshall Peck1	$0
Interested Trustees
James G. O’Brien2	$0
Charles Thompson II2	$0
___________
1.	Ms. Lamb and Mr. Peck were each elected as a Trustee of the Trust effective June 20, 2014.
2.	Messrs. O’Brien and Thompson are each an Interested Trustee and therefore do not receive any compensation from the Trust.

Code of Ethics.  The Adviser, Geneva and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act.  The Codes of Ethics permit employees of the Adviser, Geneva and the Trust to engage in personal securities transactions, including with respect to securities held by one or more Henderson Funds, subject to certain requirements and restrictions.  Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings.  Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.

Proxy Voting Policies.  The Fund has delegated proxy voting responsibilities to Geneva, subject to the Board’s general oversight.  The Fund has delegated proxy voting to Geneva with the direction that proxies should be voted consistent with the Henderson Funds’ best economic interests.  Geneva has adopted its own Proxy Voting Policies and Procedures (“Procedures”) for this purpose.  A copy of the Procedures is attached hereto as Appendix B.  Geneva has retained Glass, Lewis & Co., LLC, an independent proxy voting service, to assist in the voting of the Henderson Funds’ proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.

The Fund will file with the SEC its proxy voting records for the 12-month period ending June 30, 2015 on Form N-PX, which must be filed each year by August 31.  Form N-PX is available on the SEC’s website at http://www.sec.gov.  The Fund’s proxy voting records and proxy voting policies and procedures will also be available without charge, upon request, by calling 866.443.6337 or by visiting the Fund’s website at www.henderson.com.

CONTROL PERSONS AND PRINCIPAL HOLDERS

             As of the date of this SAI, 100% of the Class A and C Shares of the Fund (in each case, 1,000 Shares) are owned beneficially by HGI Group Limited, an affiliate of the Adviser. The address of HGI Group Limited is 201 Bishopsgate, London, EC2M 3AE, United Kingdom. HGI Group Limited is a subsidiary of Henderson Group plc.

             As of the date of this SAI, 100% of the Class I Shares of the Fund are owned by affiliates of the Sub-Adviser and/or portfolio managers of the Fund. Each of Michelle J. Picard, W. Priebe & L. Priebe TTEE Living Trust, William Scott Priebe and Lindsay Kay Priebe Jt Ten and Frederick R. Croen and Amy S. Croen Community Property own 120,000 Class I Shares of the Fund (in each case, 24% of the outstanding Class I Shares). Derek Joseph Pawlak IRA owns 20,000 Class I Shares of the Fund (4% of the outstanding Class I Shares). The city and state of each of the foregoing shareholders is Milwaukee, Wisconsin.

             As of the date of this SAI, none of the Fund’s equity securities are owned by officers, directors or members of any advisory board of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

 HGINA, 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611 is the Fund’s investment adviser.  Geneva Capital Management, 100 E. Wisconsin Avenue, Suite 2550, Milwaukee, WI 53202 is the Fund’s Subadviser.  The Adviser and Subadviser are indirect, wholly-owned subsidiaries of Henderson Group plc.

As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world.  Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson Global Investors has been managing assets for clients since 1934.

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Geneva provides investment advisory services to the Fund pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”).

Pursuant to the Advisory Agreement, the Adviser acts as the Fund’s adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions.  In addition to the advisory fee, the Fund pays the expenses of its operations, including a portion of the Trust’s general administrative expenses, allocated on the basis of the Fund’s relative net assets.  Expenses that will be borne directly by the Fund include, but are not limited to, the following:  fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

The Fund pays the Adviser a monthly fee for providing investment advisory services at an annual rate of the Fund’s average daily net assets as set forth below:

0.75% for the first $1 billion;
0.70% for the next $1 billion; and
0.65% thereafter.

Under the Sub-Advisory Agreement, the Subadviser provides research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of the Henderson Funds subject to the oversight of the Board and the Adviser.

The Adviser pays Geneva a monthly fee for providing investment subadvisory services at an annual rate of 0.35% of the  Fund’s average.

With respect to the Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit ordinary total operating expenses (excluding any distribution and services fees under Rule 12b-1 under  the 1940 Act and/or shareholder service fees, all underlying fund advisory or other fees and expenses and any interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to 0.95% of the Fund’s average daily net assets.  These contractual arrangements will remain in effect until July 31, 2020.

Each of the Advisory Agreement and Sub-Advisory Agreement for the Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (b) by the shareholders of the Fund or the Board.  Each agreement may be terminated at any time, upon 60 days’ written notice by either party.  Each agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio.  Each agreement shall terminate automatically in the event of its assignment.  The agreements provide that the Adviser and Subadviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its respective obligations and duties under the applicable agreement.

Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name “Henderson” in its name or in its business in any form or combination.

Distributor.  The Distributor, Foreside Fund Services, LLC., Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”).  The Distributor distributes shares of the Fund through broker-dealers who are members of the Financial Industry Regulatory Authority and who have executed dealer agreements with the Distributor.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor is not obligated to sell any specific amount of Fund shares.  The Fund reserves the right to suspend or discontinue distribution of shares.

The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.  The Distributor is not affiliated with the Adviser, State Street or their affiliates.

You may purchase and redeem shares through financial intermediaries who are authorized to accept purchase and redemption orders on the Fund’s behalf.  Certain intermediaries may authorize their agents to receive purchase and redemption orders on their behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, accepts the order.  Client orders will be priced at the Fund’s net asset value next computed after an authorized intermediary or the intermediary’s authorized designee accepts them.

Pursuant to the Distribution Agreement, the Distributor is entitled to deduct a commission on all Class A shares sold equal to the difference, if any, between the public offering price, as set forth in the Fund’s then-current Prospectus, and the net asset value on which such price is based.  Out of that commission, the Distributor may reallow to dealers such concession as the Distributor may determine from time to time.  In addition, the Distributor is entitled to deduct a contingent deferred sales charge (“CDSC”) on the redemption of Class A shares sold without an initial sales charge and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund.  The Distribution Agreement may be terminated with respect to any Henderson Fund at any time, without payment of any penalty, by the Distributor on 60 days’ written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days’ written notice to the Distributor.  The Distribution Agreement shall terminate automatically in the event of its assignment.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services which includes that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

Distribution Plan.  The Trust has adopted a distribution plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act pertaining to the Fund’s Class A and Class C shares.  In adopting the Plan, the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Trustees of the Trust believe that the Plan should result in greater sales and/or fewer redemptions of the Fund’s shares, although it is impossible to know for certain the level of sales and redemptions of the Fund’s shares in the absence of the Plan or under an alternative distribution arrangement.

Under the Plan, the Fund pays the Distributor a 12b-1 fee of 0.25% of the average daily net assets attributable to its Class A shares, and a 12b-1 fee of 1.00% of the average daily net assets attributable to its Class C shares.

Under the Plan, the Distributor may use up to 0.75% of 12b-1 fees for distribution-related activities and up to 0.25% of 12b-1 fees for shareholder servicing for Class C shares, as applicable.  The Distributor uses the entire amount of the 12b-1 fees for distribution for Class A shares.  These fees constitute compensation to the Distributor and are not dependent on the Distributor’s expenses incurred.  The distribution fees for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors prospectuses, statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and CDSCs.  The distribution fee for Class C shares, as applicable, may also be used to finance the costs of advancing sales commissions to investment representatives.  These fees may also be used to finance the costs incurred by the Adviser for marketing-related activities.

The Distributor may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it.  The shareholder servicing fees will be used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.  However, the shareholder service fees may be used to pay for, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans.  Pursuant to an agreement between the Distributor and the Adviser, amounts retained by the Distributor are used to reimburse the Adviser for sales and marketing expenses incurred directly by the Adviser.

Among other things, the Plan provides that (1) the Distributor will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while the Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not “interested persons” of the Trust.

If the Distribution Agreement or the Plan are terminated (or not renewed) with respect to any of the Henderson Funds (or class of shares thereof), each may continue in effect with respect to any other Henderson Fund (or class of shares thereof) as to which they have not been terminated (or have been renewed).

Custodian.  State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian (“State Street”) to the Fund.  Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes the Fund’s net asset value and keeps the book account for the Fund.

Transfer Agent And Dividend Disbursing Agent. State Street serves as the transfer and dividend disbursing agent (the “Transfer Agent”) for the Fund pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board concerning the operations of the Fund.

Administrator.  State Street serves as the administrator (the “Administrator”) for the Trust pursuant to an administration agreement (the “Administration Agreement”).  State Street has agreed to maintain office facilities for the Trust; oversee the computation of the Fund’s net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust.  The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees.  As compensation for these services, the Fund pays State Street an annual administration fee based upon a percentage of the average net assets of the Fund.

Independent Registered Public Accounting Firm.  Ernst & Young LLP, independent registered public accounting firm located at 155 North Wacker Drive, 20th floor, Chicago, Illinois 60606, has been selected as independent public registered accounting firm for the Trust.  The audit services performed by Ernst & Young LLP include audits of the annual financial statements of each of the Funds of the Trust.  Other services provided principally relate to filings with the SEC and the preparation of the Funds’ tax returns.

Outside Counsel.  The law firm of Vedder Price P.C. serves as counsel to the Fund.  K&L Gates LLP serves as counsel to the Independent Trustees.

Intermediaries.  Shares of the Fund are often purchased through financial intermediaries who are agents of the Fund for the limited purpose of completing purchases and sales.  These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services.  The rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to non-omnibus accounts, up to $12.00 per open account for networking fees charged based upon a per account basis, and up to 0.05% of average daily net assets per account for networking fees charged based on basis points.  The rate at which the Fund reimburses the Adviser for such fees charged by intermediaries is, with respect to omnibus accounts, as follows:  (i) for accounts charged a per account networking fee, up to $20.00 per open account for Class C shares and up to $17.00 per open account for all other share classes, (ii) for accounts charged based on basis points, up to 0.10% of average daily net assets of that account, and (iii) for closed accounts, up to the fee charged by the Fund’s Transfer Agent for closed accounts.  The Adviser bears any portion of the fees of an intermediary that is not reimbursed by the Fund.

PORTFOLIO MANAGERS

Portfolio Management. Michelle Picard, W. Scott Priebe, and Derek Pawlak are the portfolio managers for the US Growth Opportunities Fund.

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as November 30, 2014 except as noted otherwise in the table below.  Unless noted otherwise, none of the portfolio managers managed any other accounts.

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
W. Scott Priebe
Nationwide Geneva Mid Cap Growth Fund

Northern Funds Multi-Manager Mid Cap Fund

BNY Mellon Mid Cap Multi-Strategy Fund

Nationwide Geneva Small Cap Growth Fund

Dreyfus Select Manager Small Cap Growth Fund

		$1,354.8m $339.5m $205.5m $151.1m $66.3m	UBAM-GCM Midcap Equity Growth	$70.7m	Separate Accounts	$2,866.9m	$5,054.8m

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($)	Pooled Investment Vehicle Accounts	Assets Managed ($)	Other Accounts	Assets Managed ($)	Total Assets Managed ($)
Michelle J. Picard
Nationwide Geneva Mid Cap Growth Fund

Northern Funds Multi-Manager Mid Cap Fund

BNY Mellon Mid Cap Multi-Strategy Fund

Nationwide Geneva Small Cap Growth Fund

Dreyfus Select Manager Small Cap Growth Fund

		$1,354.8m $339.5m $205.5m $151.1m $66.3m	UBAM-GCM Midcap Equity Growth	$70.7m	Separate Accounts	$2,866.9m	$5,054.8m
Derek Pawlak	N/A	$0	N/A	$0	Separate Accounts	$244.4m	$244.4m

Portfolio Management Conflicts of Interest.  The Adviser seeks to foster a reputation for integrity and professionalism.  That reputation is a vital business asset.  The confidence and trust placed in us by investors is something that is highly valued and must be protected.  As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited.  A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson’s clients.  The Code of Ethics does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

The portfolio manager responsible for managing the Fund may currently or in the future also manage one or more other accounts.  Other than potential conflicts between investment strategies, the side-by-side management of a the Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades).  Henderson has policies and procedures reasonably designed to mitigate these conflicts.  The portfolio manager may advise certain accounts under a performance fee arrangement.  A performance fee arrangement may create an incentive for the portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

Portfolio Management Compensation.  Portfolio manager compensation is a combination of the following:

•           Base salary
•           Competitive benefits offering
•	Annual discretionary incentive (bonus) award (split between immediate cash and deferred elements – see below) with amounts determined by reference to:
➢	firm’s performance
➢	fund/product performance

➢	individual’s performance
➢	asset growth (net flows)
•           Performance fees
•           Long term incentive awards
•           All employee/other share ownership programs

Henderson is aware of the importance of selecting and retaining high quality staff, not only in its investment teams, but also across the support functions that assist them.  Business critical employees are identified in all areas of the business.

Although not the sole factor, financial incentives are important in the retention and motivation of high quality staff. Henderson’s remuneration structure is designed to attract, motivate and retain the best employees.  It adopts a total reward approach which is designed to deliver top-quartile pay for top performance. The remuneration structure includes an appropriate mix of financial incentives, both short and long-term, with a heavier weighting towards longer term elements such as seniority/compensation and criticality to the business.   The company does not operate wholly formulaic compensation structures, but in general, incentive plans are based on pre-defined individual, fund and business objectives and measurable investment performance.  Individuals are given clear and direct knowledge of the objectives and criteria which will drive their pay, but final pay decisions remain discretionary.

To ensure Henderson’s total reward structure remains competitive, remuneration components are benchmarked against competitor companies by taking part in annual compensation, share and benefit surveys.

A summary of the compensation package is as follows:

Salary. Base salaries are set to be competitive with the market, and are set typically within a band of +/- 5% of market median for the individual’s role and responsibilities, although:

•
Key individuals with specialist skills, market knowledge and/or who perform critical roles may be awarded salaries at or around upper quartile for their peers in the industry to ensure that their fixed remuneration remains market leading;

•
Salary levels may be set lower than market median for individuals who are inexperienced or new to their role, but will move rapidly towards median and above when this is merited by their individual performance.

Benefits & pension. A range of benefits are provided to staff (including private medical insurance, disability insurance and life insurance) with a view to offering an overall remuneration package which is competitive to each local market in which we operate.

The firm operates non-contributory pension plans for staff.  With the exception of a small number of staff who participate in closed, legacy defined benefits plans, pensions arrangements are all funded on a defined contribution basis, with contribution levels being benchmarked to local market guidelines.

IMIP (Investment Management Incentive Plan). The short term incentive (bonus) plan is designed to reward the contribution of Portfolio Managers to increased profitability and quality asset growth. The total incentive pool is based on a variable share of net management fees, taking into account:

•           Fund performance over the one and three year periods;
•           Fund growth based on net asset flows;
•           Overall company performance.

Awards are made annually and are subject to the Firm’s mandatory deferral policy, with a percentage of the total incentive award in excess of the Firm’s deferral threshold being deferred over a three year period into either company shares or an interest in Henderson funds.

Deferrals are awarded under the Deferred Equity Plan (DEP). Under DEP, the deferred award is normally awarded in the form of Henderson Group plc shares which are held in trust and are released in three equal tranches on the 1st, 2nd and 3rd anniversary of grant respectively, subject to continued employment.  As with all Henderson deferred and share plans, the plan includes the facility to vary or lapse individual unvested awards in cases of poor risk management or where results have been misstated or where there has been serious misconduct.

Under the DEP, subject to certain conditions and regional taxation rules, Portfolio Managers are able to elect to defer bonuses into their funds instead of into Henderson shares.

Performance fees. For some funds, performance-related fees earned by the firm are shared with the individuals generating that performance in a transparent and agreed way.  Individual performance fee allocations are also subject to mandatory deferral mechanisms under DEP as indicated above and, in some cases, individuals are obliged to defer a proportion of their performance fee incentives into their own funds.

Long Term Incentive Plan. A long term incentive plan, awards under which are granted in the form of either nil cost options or restricted shares, operates for the most senior and top performers whose input and contribution is likely to materially influence overall company performance, and whose participation is intended to closely align their interests and activities with those of our investors and shareholders.  Awards are subject to performance conditions related to the achievement of financial and risk and sustainability metrics at the company level.  Awards vest partly after 3 years and partly after 4 years (2/3 and 1/3 of the total award respectively), subject to achievement of the performance conditions measured at the end of the relevant 3 and 4 year performance period.

All employee/other share plans. Additionally, there are long-term plans to encourage material company share ownership by employees through company share plans. In this regard, the company operates several plans as summarized below:

Buy As You Earn (BAYE). BAYE is a voluntary all employee share purchase plan under which staff can contribute a certain amount each month into purchasing Henderson Group plc shares, which are augmented with matching shares by the company. A variant of BAYE operates in most international locations in which the company operates and takes advantage of tax efficient delivery mechanisms where possible.

Sharesave. Sharesave is a voluntary monthly savings plan under which UK/US employees are granted options over Henderson shares which can be exercised at the end of a fixed savings period at a predetermined (discounted) exercise price.

Company Share Option Plan (CSOP). A plan under which options may be awarded to selected staff which can be exercised after 3 years at a predetermined exercise price.

Executive Shared Ownership Plan (ExSOP) A plan under which staff may be granted share appreciation rights over shares in Henderson Group plc, which can be exercised after 3 years at a predetermined price.

Restricted Share Plans (RSP). Under RSP, a discretionary award of restricted shares in Henderson Group plc are granted, either as an additional element of discretionary compensation, or as a buyout of shares forfeited from a prior employer.  The award is typically subject to specified performance conditions and continued employment and vest after a specified vesting period.

Portfolio Management Fund Ownership.  As of the date of this SAI, the dollar range of shares owned beneficially and of record by the portfolio management team for the Fund is over $1,000,000 for each of Michelle Picard and W. Scott Priebe, and is between $100,001-$500,000 with respect to Derek Pawlak. The foregoing may include investments by the portfolio managers’ immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

BROKERAGE ALLOCATION

Subject to the overall oversight of the Board, the Adviser places orders for the purchase and sale of the Fund’s portfolio securities.  The Adviser and Subadviser seek the best price and execution obtainable on all transactions.  Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer).  The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices.  In connection with OTC transactions, the Adviser and Subadviser attempt to deal directly with the principal market makers, except in those circumstances where the Adviser and Subadviser believe that a better price and execution are available elsewhere.

The Adviser and Subadviser select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms’ professional services.  Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business.  The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies.

Research services furnished to the Subadviser or its affiliates by brokers that effect securities transactions for the Henderson Funds may be used by Subadviser or its affiliates in servicing other accounts which the Subadviser or its affiliates manage. Similarly, research services furnished to the Subadviser or its affiliates by brokers that effect securities transactions for other accounts which the Subadviser or its affiliates manage may be used by the Subadviser in servicing the Funds. Not all of these services may be used by the Subadviser in managing the Henderson Funds.

Subject to policies as may be established by the Board and applicable rules, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund.  In executing portfolio transactions, the Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account factors such as price (including the applicable brokerage commission or dealer spread), size and nature of the order, the need for timely execution, the liquidity or illiquidity of the market, the transparency of the market, difficulty of execution and operational facilities of the firm involved, the firm’s knowledge of the security, the firm’s ability to maintain confidentiality, the willingness of the firm to commit its capital, and the firm’s ability to provide access to new issues.  While the Adviser and Subadviser generally seek lower commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

The Fund does not have any obligation to deal with any broker or group of brokers in the execution of portfolio transactions.  The Adviser may, consistent with the interests of the Fund and subject to the oversight of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser.  Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under their respective agreements.  A commission paid to such brokers may be higher than that which another qualified broker may have charged for executing only the same transaction, provided that the Adviser or Subadviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser or Subadviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.  The Subadviser and its affiliates may participate in commission sharing arrangements where commissions incurred by their clients are used to compensate certain brokers who provide both proprietary and third party research.  All or a portion of the commissions paid by the Funds may be used to offset the Subadviser’s and its affiliates’ obligation to pay brokers for proprietary research services.

Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares.  The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser and Subadviser deem to be a desirable investment for the Fund.  The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice.  The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund’s shares will be sold for net asset value determined at the same time the accepted securities are valued.  The Trust will only accept  securities delivered in proper form and will not accept securities subject to legal restrictions on transfer.  The transferor of such securities may recognize gain or loss for federal income tax purposes on the transfer of such securities.  The acceptance of securities by the Trust must comply with the applicable laws of certain states.

The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year.  As of  December 18, 2014, the Fund held no such securities.

CAPITALIZATION AND VOTING RIGHTS

The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share).  When issued, shares of each class of the Fund are fully paid and non-assessable.  No class of shares of the Fund has preemptive rights or subscription rights.

The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes.  The Trust currently consists of twelve series, each of which consists of a fund, one of which is discussed in this SAI.  Pursuant to the Declaration of Trust, the Trustees may terminate any Henderson Fund without shareholder approval.  This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.  The Trustees have authorized the issuance of Class A,  Class C and Class I shares for the Fund.

Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust’s Declaration of Trust and By-Laws.  The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so.  Shares of each class of the Fund entitle their holders to one vote per share (with proportionate voting or fractional shares).  Shareholders of the Fund or class are entitled to vote alone on matters that only affect  the Fund or class.  All Henderson Global Funds and classes of shares of each Henderson Global Fund will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument.  Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each Henderson Global Fund of the Trust.  Voting regarding the distribution plan applicable to Class A or Class C shareholders will be regarded as matters requiring a specific vote of that class.  If the Trustees determine that a matter does not affect the interests of the Fund, then the shareholders of the Fund will not be entitled to vote on that matter.  Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the funds of the Trust.

As used in this SAI and the Prospectus, the phrase “majority vote of the outstanding voting securities” of the Fund or class means the vote of the lesser of:  (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund or class, the matter shall have been effectively acted upon with respect to the  Fund or class if a majority of the outstanding voting securities of the Fund or class votes for the approval of the matter, notwithstanding that:  (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of the Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee.  Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

The Trust’s shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

Shareholders in a series or class shall be entitled to receive their pro rata share of distributions of income and capital gains made with respect to such series or class.  Upon liquidation or termination of a series or class, shareholders in such series or class shall be entitled to receive a pro rata share of the assets (if any) belonging to such series or class.

Under Delaware law, the Trust’s shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of that  Fund.  The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.  No series of the Trust is liable for the obligations of any other series of the Trust.

The SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan  approved by the investment company’s board of directors/trustees and filed with the SEC.  The Board has adopted a Multi-Class Plan under Rule 18f-3 on behalf of the Fund.  The Multi-Class Plan includes the following:  (i) shares of each class of each Henderson Global Fund are identical, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Henderson Global Fund.

PURCHASES, EXCHANGES AND REDEMPTION INFORMATION

Purchases.  As described in the Prospectus, shares of the Fund may be purchased in a number of different ways.  Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances.  An investor may place orders directly through the Transfer Agent or through arrangements with his/her authorized broker and/or financial advisor.

Retirement Plans.  Shares of the Fund may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts (“IRAs”), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs (“SEP IRAs”).  For plan administrator contact information, participants should contact their respective employer’s human resources department.  Transactions generally are effected on behalf of retirement plan participants by the administrator or a custodian, trustee or recordkeeper.

Exchanges.  As described in the Prospectus, shareholders of the Fund have certain exchange privileges.  Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective Prospectus.  An exchange of shares is a taxable transaction for federal income tax purposes.

Additional Payments.  Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Fund.  These fees do not come out of the Fund’s assets.  Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts.  These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.  Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds.  These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor and will not increase expenses of the Fund.  You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Fund and discuss this matter with your financial adviser.

Additional Charges.  Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer.  Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI.  Your dealer will provide you with specific information about any processing or service fees you will be charged.

Contingent Deferred Sales Charges - Class A and Class C Shares.  Class A shareholders may exchange their Class A shares that are subject to a CDSC, as described in the Prospectus (“outstanding Class A shares”), for Class A shares of another Henderson Global Fund (“new Class A shares”) on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares.  Class A shareholders of any fund exercising the exchange privilege will continue to be subject to that fund’s CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new Class A shares.

Class C shareholders may exchange their Class C shares (“outstanding Class C shares”) for Class C shares of another Henderson Global Fund (“new Class C shares”) on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption.  (Class C shares are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.)

For purposes of computing the CDSC (and conversion feature, if applicable) that may be payable upon the redemption of the new Class A or Class C shares, the holding period of the outstanding shares is “tacked” onto the holding period of the new shares.

Each exchange will be made on the basis of the relative net asset value per share of the Fund involved in the exchange next computed following receipt by the Transfer Agent of telephone instructions or a properly executed request.  Exchanges, whether written or telephonic, must be received by the Transfer Agent by the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) to receive the price computed on the day of receipt.  Exchange requests received after that time will receive the price next determined following receipt of the request.  The exchange privilege may be modified or terminated at any time, upon at least 60 days’ notice to the extent required by applicable law.

An exchange of shares between any of the Henderson Funds will generally result in a taxable gain or loss for federal income tax purposes.  Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares surrendered) in the amount of the difference between the net asset value of the shares surrendered and the shareholder’s tax basis for those shares.  However, in certain circumstances, shareholders will be ineligible to take sales charges that were incurred on the surrendered shares into account in computing taxable gain or loss on an exchange.  See “Federal Income Tax Matters.”

With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution.  Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

Redemptions. As described in the Prospectus, shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent, less any applicable CDSC.

Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Under unusual circumstances, when the Board deems it in the best interest of the Fund’s shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values.  The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act.  This requires the Fund to redeem with cash at a shareholder’s election in any case where the redemption involves less than $250,000 (or 1% of the Fund’s net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000).  Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.  Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash.  For federal income tax purposes, in-kind distributions are taxable to the redeeming shareholder on the same basis as cash distributions.

Other Redemption Information.  If the shareholder has given authorization for telephonic redemption privileges, shares can be redeemed and proceeds sent by federal wire to a single previously designated bank account.  Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then-current market conditions.  The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice.  The Trust cannot be responsible for the efficiency of the federal wire system of the shareholder’s dealer of record or bank.  The shareholder is responsible for any charges by the shareholder’s bank.

The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

NET ASSET VALUE

The net asset value per share of the Fund is computed by dividing the value of the Fund’s aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund’s shares outstanding.  For purposes of determining the Fund’s aggregate net assets, receivables are valued at their realizable amounts.  The Fund’s liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund’s several classes based on their relative net asset size.  Liabilities attributable to a particular class are charged to that class directly.  The total liabilities for a class are then deducted from the class’s proportionate  interest in the Fund’s assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded.  If no sale is reported at that time, the average between the last bid and asked price (the “Calculated Mean”) is used.

A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.  Interest bearing commercial paper which is purchased at par will be valued at par.  Interest is accrued daily.  Money market instruments purchased with an original or remaining maturity of 60 days or less maturing at par, are valued at amortized cost, which the Board believes approximates market value.

Options, futures contracts and options on futures contracts are valued at the last reported sale price on the exchange on which they are principally traded, if available, and otherwise are valued at the last reported sale price on the other exchange(s).  If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.

Securities and other assets for which market prices are not readily available are priced at a “fair value” as determined by the Adviser in accordance with procedures approved by the Board.  The Board has adopted procedures for valuing the Fund’s securities.  Securities are fair valued according to methodologies adopted by the Board in advance or as determined by the

Valuation Committee of the Board. Any securities that are fair valued will be reviewed by the Board, at the next regularly scheduled quarterly meeting of the Board.

Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading.  The NYSE and the Trust’s offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  On those days when either or both of the Fund’s custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund’s net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer.  Each purchase and redemption order is subject to any applicable sales charge.  The sale of the Fund’s shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund’s best interest to do so.

FEDERAL INCOME TAX MATTERS

The following is a general discussion of certain US federal income tax consequences of investing in the Fund.  It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes.  It is based on provisions of the Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and other administrative rulings, as in effect on the date of this SAI, all of which may change, possibly with retroactive effect.  This discussion generally applies only to holders of shares who are citizens or residents of the US and who are subject to federal income taxation (i.e., not exempt from taxation).  Accordingly, investors should consult with a competent tax adviser before making an investment in the Fund.  The Fund is not managed for tax-efficiency.

The Fund intends to qualify for each of its taxable years as a regulated investment company under Subchapter M of the Code.  Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, US government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US government securities and the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or business or in the securities of one or more qualified publicly traded partnerships.  The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

As a regulated investment company, the Fund generally will not be subject to US federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) determined without regard to the deduction for dividends paid for the taxable year is distributed to the shareholders.  However, the Fund will generally be subject to federal corporate income tax  on any undistributed net investment income or net capital gains.  The Fund intends to distribute all or substantially all of its net investment income and net capital gain each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level.  To avoid this tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.  The Fund intends to make distributions to shareholders in accordance with such distribution requirements, however, the Fund may be subject to excise tax.

CFTC Regulation. The Fund qualifies for an exclusion from the definition of commodity pool under the CEA and has filed a notice of exclusion under CFTC Rule 4.5. Accordingly, each of the Adviser and Subadviser is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to this Fund.  To remain eligible for the exclusion, the Fund is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swap transactions. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser and/or the Subadviser may be required to register as a “commodity pool operator” within the CFTC with respect to the Fund. The Adviser’s and Subadviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of the Fund’s investments in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the intention of each of the Adviser and Subadviser to operate the Fund in a manner that would permit the Adviser and Subadviser to continue to claim the exclusion under CFTC Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser and/or the Subadviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Fund, the Fund’s expenses may increase, adversely affecting the Fund’s total return.

Debt Securities Acquired at a Discount.  Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount.  Generally, the amount of the original issue discount (“OID”) is treated as interest income and a portion of the OID is included in the Fund’s income in each taxable year such debt security is held by the Fund, even though payment of that amount is not received until a later time, usually when the debt security matures.

Some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount.  Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred.  The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund.  The Fund may need to sell securities at inopportune times to raise cash to pay such dividends.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

REITs.  A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.  At other times, such investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

The Funds may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”).  Under a notice issued by the IRS, a portion of the Funds’ income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  The notice provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.  In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (3) in the case of a foreign shareholder, will not qualify for any reduction in US federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Other Regulated Investment Companies.  Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a regulated investment company.  However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction.  In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Distributions.  Distributions are taxable to a US shareholder whether paid in cash or shares.  Distributions of investment company taxable income (as such term is defined in the Code, but without regard to the deduction for dividends paid) are generally taxable as ordinary income.  However, if a portion of the Fund’s investment company taxable income is attributable to “qualified dividend income,” as such term is defined in Section 1(h)(11) of the Code, and treated as such by the Fund, then distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to long-term capital gain; provided both the Fund and the shareholder satisfy certain holding period and other requirements.  The maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors is 20%.  Dividends from most REITs and certain foreign corporations are not eligible for treatment as qualified dividend income.

Dividends paid by the Fund that are derived from dividends received from US corporations may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the “Dividend Received Deduction”).  Corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction will generally be able to deduct 70% of such qualifying dividends in determining their federal taxable income.  Corporate shareholders of a regulated investment company must meet the 45-day holding period requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction.  The alternative minimum tax applicable to corporations may reduce the value of the Dividends Received Deduction.  It is not expected that a significant portion of the Fund’s distributions will qualify for the Dividends Received Deduction.

Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses and available capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund’s shares; such distributions are not eligible for the Dividends Received Deduction or for treatment as qualified dividend income.  Long-term capital gain is taxable to individuals and other noncorporate investors at a maximum rate of 20%.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated first by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his, her or its shares.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.  Shareholders will be notified annually as to the US federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

An additional 3.8% Medicare contribution tax will be imposed on “net investment” income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year.  Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital.  Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution.  The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholders.

Disposition of Shares.  Upon a redemption, sale or exchange of a shareholder’s shares, such shareholder will generally recognize a taxable gain or loss for federal income tax purposes depending upon his or her basis in the shares disposed.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands at the time of the disposition and, if so, will be long-term or short-term, depending upon how long the shareholder held such shares.  Shares held for one year or less generally will be taxed as short-term capital gain or loss.  Shares held for more than one year generally will be taxed as long-term capital gain or loss.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced with other Fund shares or substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or treated as having been received by the shareholder with respect to such shares.  Capital losses may be subject to limitations on their use by a shareholder.

In some cases, shareholders who exchange shares will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the  disposition of their shares.  This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires no later than January 31st of the calendar year following the calendar year of the disposition shares in the Fund or another regulated investment company and an otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares.  The term “reinvestment right” means any right to acquire shares of one or more regulated  investment companies without the payment of a sales load or with the payment of a reduced sales charge.  Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right and not with respect to the original shares.  This provision may be applied to successive acquisitions of Fund shares.

Disclosure Statements for Large Losses.  Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. The Fund will be required to report to the IRS all distributions as well as gross proceeds from the redemption of the Fund’s shares, except in the case of certain exempt shareholders.  All such distributions and proceeds will be subject to withholding of federal income tax at a rate of 28% (“backup withholding”) in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.  Any amounts withheld may be credited against the shareholder’s US federal income tax liability provided the appropriate information is furnished to the IRS.

Other Taxation.  Dividends and distributions may also be subject to additional federal, state, local and foreign taxes depending on each shareholder’s particular situation.  Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above.  Non-US shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% US withholding tax (or a reduced rate of withholding provided by an applicable treaty).  Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by a Fund; and (ii) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by US persons within the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial US persons as owners or (b) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or parties as necessary to comply with FATCA, to the extent the Fund receives any such relevant information.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”).  The Code defines USRPIs to include direct holdings of US real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation.  The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business.  In general, if a Fund is a United States real property holding company (determined without regard to certain exceptions), distributions by the Fund that are attributable to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons.  If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a Fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains “effectively connected” with the conduct of a “US trade or business,” and subject to tax at graduated rates.  Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution.  In the case of all other foreign persons (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is net capital gain) and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain.

This discussion does not purport to deal with all of the tax consequences applicable to the Fund or all shareholders of the Fund.  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in the Fund.

REGISTRATION STATEMENT

This SAI and the Fund’s Prospectus do not contain all the information included in the Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC.  The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.  Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

Statements contained herein and in the Fund’s Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund’s registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

 The Fund commenced operations on December 18, 2014.  Therefore, as of the date of this SAI, no financial statements are available for the Fund.

APPENDIX A

DESCRIPTION OF STANDARD & POOR’S RATINGS GROUP (“S&P”) AND MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From “Moody’s Bond Record,” November 1994 Issue (Moody’s Investors Service, New York,  1994), and “Standard & Poor’s Municipal Ratings  Handbook,” October 1997 Issue (McGraw Hill, New York, 1997).

MOODY’S:

(a) Corporate Bonds.  Bonds rated Aaa by Moody’s are judged by Moody’s to be of the best quality, carrying the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.  Bonds rated Aa are judged by Moody’s to be of high quality by all standards.  Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities.  Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.  Bonds rated Baa by Moody’s are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

(b) Commercial Paper.  The Prime rating is the highest commercial paper rating assigned by Moody’s.  Among the factors considered by Moody’s in assigning ratings are the following:  (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.  The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue.  Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment.  Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

(a) Corporate  Bonds.  An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.  The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.  Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.  Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal.  Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

Debt rated BB, B, CCC,  CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions.  Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.  Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.  The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.  The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

(b) Commercial Paper.  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.  For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1.  Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

Issues rated B are regarded as having only speculative capacity for timely payment.  The C rating is assigned to short-term debt obligations with a doubtful capacity for payment.  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

APPENDIX B

GENEVA CAPITAL MANAGEMENT LTD
Proxy Voting Policy

The following is Geneva Capital Management Ltd.’s (“Geneva”) Proxy Voting Policy.

GUIDING PRINCIPLES

The purpose of this Statement of Policy Regarding Proxy Voting is to set forth the policies and procedures followed by Geneva in connection with voting on proxy proposals on behalf of Geneva’s clients. Geneva does not have authority to vote proxies for every client; when it exercises such authority, this policy statement will apply. The guiding principle of this policy statement is that proxies should be voted consistent with the best interests of the client. Geneva views proxy voting as a mechanism for shareholders to protect and promote shareholder wealth. Accordingly, Geneva will vote proxies in a manner designed to maximize the economic value of the clients’ investment. In addition, Geneva will abide by specific voting guidelines on certain policy issues as requested by particular Clients on a case by case basis.

Recognizing that guidance with respect to proxy voting is not static, it is intended that this Statement be reviewed periodically. The policies and procedures set forth in this Statement are monitored, discussed and updated as necessary by Geneva at the recommendation of its managing principals or officers.

STATEMENT OF POLICY

Because of the increasing complexity in administering policies in this area, Geneva has engaged the firm of Glass-Lewis & Co., of San Francisco, California (“Glass-Lewis”), a nationally recognized proxy voting agent, to assist in researching proxy proposals, providing voting recommendations on each ballot issue, and administering client proxy votes. This policy describes the general voting guidelines to be applied; the procedure to be followed if a vote is to be cast contrary to the Glass-Lewis recommendation; the procedure to be followed in case of a conflict of interest between Geneva and its clients with respect to how a ballot issue will be voted; the general voting procedures; and proxy voting record retention.

GENERAL VOTING GUIDELINES

Geneva has adopted Glass-Lewis’ Proxy Paper Guidelines (“Guidelines”) as well as Glass Lewis’ Taft Hartley Addendum to determine how each issue on proxy ballots is to be voted. When instructed by a client, the Taft Hartley Addendum will be utilized. Guidelines are incorporated herein by this reference, and a copy of the Guidelines, as revised from time to time, is maintained with Geneva’s proxy voting records. Geneva has determined that the Guidelines are consistent with the Guiding Principles described above, and has instructed Glass-Lewis to vote in accordance with the Guidelines unless the following conditions apply:

1.
Geneva’s Investment Strategy Group has decided to override the Glass-Lewis vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the Glass-Lewis recommendation. Such decision will be documented by Geneva and communicated to Glass-Lewis; or

2.
Glass-Lewis does not provide a vote recommendation, in which case Geneva will independently determine how a particular issue should be voted. In these instances,

Geneva, through its Investment Strategy Group, will document the reason(s) used in determining a vote and communicate Geneva’s voting instruction to Glass-Lewis.

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Investment Strategy Group is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon is so significant that it materially outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition that may have a significant impact on the value of the security or some other similarly significant matter), Geneva will attempt to recall the security for voting.

CONFLICTS OF INTEREST

Unless Geneva votes a proxy proposal pursuant to paragraph 1 or 2 under the section entitled “General Voting Guidelines,” Geneva does not address material conflicts of interest that could arise between Geneva and its clients. Since Geneva relies on Glass-Lewis to cast proxy votes independently, pursuant to the Guidelines, Geneva has determined that any potential conflict of interest between Geneva and its clients is adequately mitigated.

However, when Geneva is involved in making the determination as to how a particular proxy ballot will be voted pursuant to paragraph 1 or 2 under General Voting Guidelines, above, the analyst for the company in question will refer the matter to the Investment Strategy Group. The Investment Strategy Group will consider any applicable business conflicts between Geneva and the company or other facts and circumstances that may give rise to a conflict of interest on the part of Geneva, because of a business relationship between Geneva and the company, or otherwise. The Investment Strategy Group will determine whether the proxy may be voted by Geneva, whether to seek legal advice, or whether to refer the proxy to the Client (or another fiduciary of the Client) for voting purposes.

Additionally, Glass-Lewis monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process. Geneva has reviewed such report and will review updates from time to time to determine whether Glass-Lewis conflicts of interest may materially and adversely affect Geneva’s clients and, if so, whether any action should be taken as a result.

RECORD RETENTION

Geneva shall maintain the following records for a period of at least five years, to comply with Rule 204-2(c)(2) under the Investment Advisers Act of 1940:

• Current and historical proxy voting polices and procedures, including Glass-Lewis Proxy Paper Voting Guidelines.

• Proxy statements received regarding client securities. Geneva may rely on Glass-Lewis to make and retain a copy of each proxy statement, provided that Geneva obtains an undertaking from Glass-Lewis to provide a copy of the proxy statement promptly upon request. Geneva may also rely on obtaining electronic statements from the SEC’s EDGAR system.

• Records of proxy votes cast on behalf of each client. Geneva may rely on Glass-Lewis to make and retain records of the votes cast, provided that Geneva obtains an undertaking from Glass- Lewis to provide a copy of the record promptly upon request.

• Records of client requests for proxy voting information, including a record of the information provided by Geneva;

Upon request, Clients shall be provided a copy of the voting record for their account and a copy of Geneva’s proxy voting policies and procedures, including the Glass-Lewis Proxy Paper Voting Guidelines.

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